UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2023

WORLDWIDE WEBB ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

770 E Technology Way F13-16 Orem, UT		84997
(Address of principal executive offices)		(Zip Code)

(415) 629-9066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WWACU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	WWAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WWACW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement Amendment

As previously disclosed, Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (“WWAC”), previously entered into a Business Combination Agreement, dated as of March 11, 2023 (as amended, the “Business Combination Agreement”), by and among WWAC, WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly owned subsidiary of WWAC (“Amalgamation Sub”), and Aark Singapore Pte. Ltd., a Singapore private company limited by shares (“AARK”), pursuant to which, and subject to the terms and conditions set forth therein, Amalgamation Sub and AARK will amalgamate and continue as one company, with AARK being the surviving entity and becoming a subsidiary of WWAC, and as a result thereof, Aeries Technology Business Accelerators Pte. Ltd. will become a subsidiary of WWAC (as amended, the “Business Combination”). Each of the defined terms used in this “—Business Combination Agreement Amendment” section that are used and not defined herein have the meaning ascribed to such terms in the Business Combination Agreement.

On October 29, 2023, WWAC, Amalgamation Sub and AARK entered into Amendment No. 3 to the Business Combination Agreement (the “Third Amendment”) to, among other things, provide that the Employee Merger Consideration Shares may be issued to employees of AARK in the joint discretion of the Chief Executive Officer and Chairman of AARK, and that any Remaining Bonus Shares will be issued to Innovo Consultancy DMCC, a company incorporated in Dubai, United Arab Emirates (“Innovo”), that is wholly owned by the Sole Shareholder. The Third Amendment also provides that 3,000,000 Class A Ordinary Shares will be issued to Innovo at the closing of the Business Combination. In addition, the Third Amendment contemplates certain amendments to the Exchange Agreements that provide that from and after the date of the Exchange Agreements and prior to April 1, 2024, each holder of Company Ordinary Shares and AARK Ordinary Shares may exchange up to 20% of the number of Company Ordinary Shares or AARK Ordinary Shares, as applicable, held by such holder for Parent Class A Ordinary Shares or cash, in each case as provided in the Exchange Agreements.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed hereto as Exhibit 2.1 and incorporated herein by reference.

Investment Agreement Amendments

On October 27, 2023, WWAC, the Sponsor and certain other parties (the “Investors”) entered into amendments (the “Investment Agreement Amendments”) to those certain investment agreements entered into in connection with the WWAC’s initial public offering (as amended, the “Investment Agreements”) among WWAC, the Sponsor and the Investors party thereto. The Investment Agreement Amendments provide that, effective as of, and only upon, the closing of the Business Combination, the transfer restrictions applicable to the Transferred Shares (as defined in the Investment Agreements) held by the Investors (or Class A Ordinary Shares issuable upon conversion of the Transferred Shares) shall apply to only 80% of the Transferred Shares held by each of the Investors.

The foregoing description of the Investment Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to the Form of Investment Agreement Amendment filed hereto as Exhibit 10.1 and incorporated herein by reference.

Letter Agreement Amendment

On October 26, 2023, WWAC, the Sponsor and certain officers and directors of WWAC (the “Insiders”) entered into an amendment (the “Letter Agreement Amendment”) to that certain letter agreement, dated October 19, 2021, among WWAC, the Sponsor and the Insiders (as amended, the “Letter Agreement”), to provide that, effective as of, and only upon, the closing of the Business Combination, the transfer restrictions applicable to the Founder Shares (as defined in the Letter Agreement) held by the Sponsor or an Insider (or Class A Ordinary Shares issuable upon conversion of the Founder Shares) shall apply to only 80% of the Founder Shares held by the Sponsor or such Insider, as applicable.

The foregoing description of the Letter Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement Amendment filed hereto as Exhibit 10.2 and incorporated herein by reference.

Registration Rights Agreement Amendment

On October 26, 2023, WWAC, the Sponsor and the other parties thereto (the “Holders”) entered into an amendment (the “Registration Rights Agreement Amendment”) to that certain registration rights agreement, dated October 19, 2021, among WWAC, the Sponsor and the Holders (the “Registration Rights Agreement”), to, among other things, amend the definition of “Founder Shares Lock-up Period” to conform to the amendment to the transfer restrictions contained in the Letter Agreement as described above under “—Letter Agreement Amendment”.

The foregoing description of the Registration Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement Amendment filed hereto as Exhibit 10.3 and incorporated herein by reference.

Subscription Agreement

On October 28, 2023, in connection with the Business Combination, WWAC entered into a subscription agreement (the “Subscription Agreement”) with a certain investor (the “PIPE Investor”), pursuant to which, among other things, the PIPE Investor has agreed to subscribe for and purchase from WWAC, and WWAC has agreed to issue and sell to the PIPE Investor, an aggregate of 620,000 newly issued Class A ordinary shares for an aggregate purchase price of $3,000,800, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). The Subscription Agreement contains customary conditions to closing, including the consummation of the Business Combination.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Form of Subscription Agreement filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Class A ordinary shares to be issued and sold to the PIPE Investor pursuant to the Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. The disclosure set forth above in relation to the Subscription Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On May 12, 2023, WWAC filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (No. 333-271894), which contained a preliminary prospectus of WWAC and a preliminary proxy statement for the solicitation of proxies in connection with the vote on the Business Combination and other matters to be presented at the annual meeting of WWAC shareholders to be held on November 2, 2023 (the “Annual Meeting”). On October 17, 2023, the SEC declared the registration statement effective and WWAC filed a definitive proxy statement/prospectus relating to the Annual Meeting (the “Proxy Statement”).

In connection with its entry into the Third Amendment, WWAC has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below.

Supplemental Disclosures to the Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The Proxy Statement is hereby amended as follows:

Recent Developments

Business Combination Agreement Amendment

On October 29, 2023, WWAC, Amalgamation Sub and AARK entered into Amendment No. 3 to the Business Combination Agreement (the “Third Amendment”) to, among other things, provide that the Employee Merger Consideration Shares may be issued to employees of AARK in the joint discretion of the Chief Executive Officer and Chairman of AARK, and that any Remaining Bonus Shares will be issued to Innovo Consultancy DMCC, a company incorporated in Dubai, United Arab Emirates (“Innovo”), that is wholly owned by the Sole Shareholder. The Third Amendment also provides that 3,000,000 Class A Ordinary Shares will be issued to Innovo at the closing of the Business Combination. In addition, the Third Amendment contemplates certain amendments to the Exchange Agreements that provide that from and after the date of the Exchange Agreements and prior to April 1, 2024, each holder of Company Ordinary Shares and AARK Ordinary Shares may exchange up to 20% of the number of Company Ordinary Shares or AARK Ordinary Shares, as applicable, held by such holder for Parent Class A Ordinary Shares or cash, in each case as provided in the Exchange Agreements.

Investment Agreement Amendments

On October 27, 2023, WWAC, the Sponsor and certain other parties (the “Investors”) entered into amendments (the “Investment Agreement Amendments”) to those certain investment agreements entered into in connection with the WWAC’s initial public offering (as amended, the “Investment Agreements”) among WWAC, the Sponsor and the Investors party thereto. The Investment Agreement Amendments provide that, effective as of, and only upon, the closing of the Business Combination, the transfer restrictions applicable to the Transferred Shares (as defined in the Investment Agreements) held by the Investors (or Class A Ordinary Shares issuable upon conversion of the Transferred Shares) shall apply to only 80% of the Transferred Shares held by each of the Investors.

Letter Agreement Amendment

On October 26, 2023, WWAC, the Sponsor and certain officers and directors of WWAC (the “Insiders”) entered into an amendment (the “Letter Agreement Amendment”) to that certain letter agreement, dated October 19, 2021, among WWAC, the Sponsor and the Insiders (as amended, the “Letter Agreement”), to provide that, effective as of, and only upon, the closing of the Business Combination, the transfer restrictions applicable to the Founder Shares (as defined in the Letter Agreement) held by the Sponsor or an Insider (or Class A Ordinary Shares issuable upon conversion of the Founder Shares) shall apply to only 80% of the Founder Shares held by the Sponsor or such Insider, as applicable.

Registration Rights Agreement Amendment

On October 26, 2023, WWAC, the Sponsor and the other parties thereto (the “Holders”) entered into an amendment (the “Registration Rights Agreement Amendment”) to that certain registration rights agreement, dated October 19, 2021, among WWAC, the Sponsor and the Holders (the “Registration Rights Agreement”), to, among other things, amend the definition of “Founder Shares Lock-up Period” to conform to the amendment to the transfer restrictions contained in the Letter Agreement as described above under “—Letter Agreement Amendment”.

Subscription Agreement

On October 28, 2023, in connection with the Business Combination, WWAC entered into a subscription agreement (the “Subscription Agreement”) with a certain investor (the “PIPE Investor”), pursuant to which, among other things, the PIPE Investor has agreed to subscribe for and purchase from WWAC, and WWAC has agreed to issue and sell to the PIPE Investor, an aggregate of 620,000 newly issued Class A ordinary shares for an aggregate purchase price of $3,000,800, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). The Subscription Agreement contains customary conditions to closing, including the consummation of the Business Combination.

The disclosures in the Proxy Statement related to the Business Combination Agreement, the Investment Agreements, the Letter Agreement, the Registration Rights Agreement and the PIPE Financing are hereby supplemented by the foregoing.

The definition of “Exchange Notice Period” in the Form of Exchange Agreement attached to the Proxy Statement as Annex C is amended as follows:

“Exchange Notice Period” means, (a) for the fiscal quarter ending December 31, 2023, the period commencing on the date hereof and ending on the next Exchange Blackout Period thereafter and (b) for each subsequent fiscal quarter, the period commencing on the first Business Day after the day on which the

Corporation releases its earnings for the prior fiscal period, beginning with the first such date that falls on or after the waiver or expiration of any contractual lock-up period relating to the shares of the Corporation that may be applicable to a Shareholder and ending on the commencement of the next Exchange Blackout Period thereafter.

The first sentence of Section 2.2(a) of the Form of Exchange Agreement attached to the Proxy Statement as Annex C is amended as follows:

Subject to the satisfaction of the Exercise Conditions, each Shareholder shall be entitled at his, her or its own discretion, independent of the other Shareholders, from time to time, upon the terms and subject to the conditions herein, to transfer, (x) from and after the date of this Agreement and prior to April 1, 2024, (i) with respect to the Aeries Shares, up to 20% of the number of Aeries Shares held by such Shareholder as of the date of this Agreement (which number shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) and (ii) with respect to the AARK Ordinary Shares, up to 20% of the number of AARK Ordinary Shares held by such Shareholder as of the date of this Agreement (which number shall be equitably adjusted in accordance with any adjustments to the Exchange Rate), and (y) from and after April 1, 2024, (i) with respect to the Aeries Shares, a minimum of the lesser of (A) 5,000 Aeries Shares (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) and (B) the total number of Aeries Shares then owned by such Shareholder and (ii) with respect to the AARK Ordinary Shares, the lesser of (A) 500 shares of the AARK Ordinary Shares (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) or (B) the total number of AARK Ordinary Shares held by the Shareholder, to the Corporation in exchange for the delivery of the Stock Exchange Payment or, at the election of the Shareholder, the Cash Exchange Payment, as applicable (such exchange, a “Put Exchange” and together with the Call Exchange, each an “Exchange”).

The following disclosure replaces Section 3a of the Form of the ATI 2023 Equity Incentive Plan attached to the Proxy Statement as Annex G.

Shares Subject to this Plan. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be subject to Awards and sold under this Plan as of the date that this Plan is adopted by the Board (the “Maximum Number of Shares”) is 9,031,027 (the “Initial Share Pool”). If on any December 31 following the date that this Plan is adopted, the Maximum Number of Shares is less than ten percent (10%) of the equity of the Company, on a fully-diluted basis (inclusive of the shares available for issuance under this Plan), then the Maximum Number of Shares shall be automatically increased on January 1 of the next following year in order for the Maximum Number of Shares to represent ten percent (10%) of the equity of the Company on a fully-diluted basis. Notwithstanding the foregoing, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the Initial Share Pool. The Shares may be authorized but unissued, or reacquired Shares.

The table titled “Economic and Voting Interests in ATI (Pre-Exchange)” and related footnotes appearing on pages 16, 17, 36 and 37 are replaced, in their entirety, with the following table and related footnotes.

Economic and Voting Interests in ATI (Pre-Exchange)
	No redemptions			Medium redemptions(1)			Maximum redemptions
	Number of ATI Ordinary Shares	Percentage of economic interests	Percentage of voting interests	Number of ATI Ordinary Shares	Percentage of economic interests	Percentage of voting interests	Number of ATI Ordinary Shares	Percentage of economic interests	Percentage of voting interests
WWAC public shareholders(2)	6,452,131	13.0%	32.0%	3,913,514	8.2%	22.2%	—	—	—
Sponsor(3)	1,500,000	3.0%	7.4%	1,500,000	3.2%	8.5%	1,500,000	3.3%	10.0%
Aeries Employees(4)	52,600	0.1%	0.3%	52,600	0.1%	0.3%	52,600	0.1%	0.3%
PIPE Investors	1,653,058	3.3%	8.2%	1,653,058	3.5%	9.4%	1,653,058	3.6%	11.0%
Sole Shareholder(3) (5)	3,000,000	51.4%	14.9%	3,649,083	54.9%	20.7%	5,673,064	61.6%	37.6%
Exchanging Aeries Holders(5)	—	24.4%	—	—	25.4%	—	—	26.5%	—
Class V Shareholder(6)	1	—	26.0%	1	—	26.0%	1	—	26.0%
Anchor Investors	1,250,000	2.5%	6.2%	1,250,000	2.6%	7.1%	1,250,000	2.7%	8.3%
Non-Redeeming Holders(7)	1,024,336	2.1%	5.1%	1,024,336	2.2%	5.8%	1,024,336	2.2%	6.8%

(1)	Assumes a number of redemptions equal to the midpoint between no redemptions and maximum redemptions.
(2)	Assumes 2,673,064, 2,023,981 and no Bonus Shares are issued to the public shareholders under no redemptions, medium redemptions and maximum redemptions, respectively.
(3)

Assumes 3,000,000 Class B ordinary shares will be cancelled pursuant to the Sponsor Support Agreement, and 3,000,000 Class A ordinary shares will be issued to Innovo Consultancy DMCC, an entity wholly owned by the Sole Shareholder (“Innovo”) pursuant to the Business Combination Agreement.

(4)	Assumes that all of the Employee Merger Consideration Shares that may be issued in connection with the Business Combination are issued to the Aeries Employees under each of the redemption scenarios.
(5)

Represents interests in AARK or Aeries that are exchangeable for an aggregate of up to 34,554,454 ATI Class A ordinary shares, assuming that no party initiating an exchange elects to settle such exchange with a Cash Exchange Payment, pursuant to the Exchange Agreements, 20% of which are exchangeable from the Closing, and the remaining 80% of which are exchangeable from and after April 1, 2024, and assumes that no, 649,083 and 2,673,064 Remaining Bonus Shares (as defined in the Business Combination Agreement) are issued to Innovo under no redemptions, medium redemptions and maximum redemptions, respectively.

(6)

At Closing, the ATI Class V ordinary share will have no economic rights, but will have voting rights equal to (1) 26.0% of the total issued and outstanding Class A ordinary shares and ATI Class V ordinary share voting together as a single class (subject to a proportionate reduction in voting power in connection with the exchange by the Sole Shareholder of AARK ordinary shares for ATI Class A ordinary shares pursuant to the AARK Exchange Agreement); provided, however, that such proportionate reduction will not affect the voting rights of the ATI Class V ordinary share in the event of (i) a threatened or actual Hostile Change of Control (as defined in the Business Combination Agreement) and/or (ii) the appointment and removal of a director on the Company Board) and (2) in certain circumstances, including the threat of a hostile change of control of WWAC, 51% of the total issued and outstanding ATI Class A ordinary shares and ATI Class V ordinary share voting together as a class. Upon the exchange of all AARK ordinary shares held by the Sole Shareholder pursuant to the AARK Exchange Agreement, the ATI Class V ordinary share will be automatically forfeited and cancelled.

(7)

Consists of the ATI Class A ordinary shares that will be issued at Closing to certain holders who elected not to redeem their Class A ordinary shares in connection with the votes to approve the First Extension Amendment and Second Extension Amendment. On October 2, 2023, WWAC filed a definitive proxy statement with the SEC in connection with the Second Extension Amendment. The Second Extension Amendment was approved at the extraordinary general meeting held on October 16, 2023, and an aggregate of approximately 37,336 additional ATI Class A ordinary shares will be issued at Closing to certain holders who elected not to redeem their Class A ordinary shares, pursuant to the terms and conditions of the non-redemption agreements signed in connection with the Second Extension Amendment. If WWAC’s Board elects to extend the Extended Date as necessary, such holders will be issued an aggregate of approximately 56,004 additional ATI Class A ordinary shares at Closing for extending the Extended Date for an additional month, and an aggregate of approximately 112,009 additional ATI Class A ordinary shares at Closing for each of the following three months. For further details on the Second Extension Amendment and the relevant non-redemption agreements, see “WWAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

The table titled “Economic and Voting Interests in ATI (Post-Exchange)” and related footnotes appearing on pages 18, 19, 37 and 38 are replaced, in their entirety, with the following table and related footnotes.

Economic and Voting Interests in ATI (Post-Exchange)
	No redemptions		Medium redemptions(1)		Maximum redemptions
	Number of ATI Class A Ordinary Shares	Percentage of economic and voting interests	Number of ATI Class A Ordinary Shares	Percentage of economic and voting interests	Number of ATI Class A Ordinary Shares	Percentage of economic and voting interests
WWAC public shareholders(2)	6,452,131	13.0%	3,913,514	8.2%	—	—
Sponsor(3)	1,500,000	3.0%	1,500,000	3.2%	1,500,000	3.3%
Aeries Employees(4)	52,600	0.1%	52,600	0.1%	52,600	0.1%
PIPE Investors	1,653,058	3.3%	1,653,058	3.5%	1,653,058	3.6%
Sole Shareholder(3)(5)	25,460,395	51.4%	26,109,478	54.9%	28,133,459	61.6%
Exchanging Aeries Holders(5)	12,094,059	24.4%	12,094,059	25.4%	12,094,059	26.5%
Class V Shareholder(6)	—	—	—	—	—	—
Anchor Investors	1,250,000	2.5%	1,250,000	2.6%	1,250,000	2.7%
Non-Redeeming Holders(7)	1,024,336	2.1%	1,024,336	2.2%	1,024,336	2.2%

(1)	Assumes a number of redemptions equal to the midpoint between no redemptions and maximum redemptions.
(2)	Assumes 2,673,064, 2,023,981 and no Bonus Shares are issued to the public shareholders under no redemptions, medium redemptions and maximum redemptions, respectively.
(3)

Assumes 3,000,000 Class B ordinary shares will be cancelled pursuant to the Sponsor Support Agreement and 3,000,000 Class A ordinary shares will be issued to Innovo pursuant to the Business Combination Agreement.

(4)	Assumes that all of the Employee Merger Consideration Shares that may be issued in connection with the Business Combination are issued to the Aeries Employees under each of the redemption scenarios.
(5)

Represents interests in AARK or Aeries that are exchangeable for an aggregate of up to 34,554,454 ATI Class A ordinary shares, assuming that no party initiating an exchange elects to settle such exchange with a Cash Exchange Payment, pursuant to the Exchange Agreements, 20% of which are exchangeable from the Closing, and the remaining 80% of which are exchangeable from and after April 1, 2024, and assumes that no, 649,083 and 2,673,064 Remaining Bonus Shares are issued to Innovo under no redemptions, medium redemptions and maximum redemptions, respectively.

(6)

Represents the automatic forfeiture and cancellation of the ATI Class V ordinary share pursuant to the Proposed Amended and Restated Articles of Association upon the exchange of all AARK ordinary shares held by the Sole Shareholder pursuant to the AARK Exchange Agreement.

(7)

Consists of the ATI Class A ordinary shares that will be issued at Closing to certain holders who elected not to redeem their Class A ordinary shares in connection with the votes to approve the First Extension Amendment and Second Extension Amendment. On October 2, 2023, WWAC filed a definitive proxy statement with the SEC in connection with the Second Extension Amendment. The Second Extension Amendment was approved at the extraordinary general meeting held on October 16, 2023, and an aggregate of approximately 37,336 additional ATI Class A ordinary shares will be issued at Closing to certain holders who elected not to redeem their Class A ordinary shares, pursuant to the terms and conditions of the non-redemption agreements signed in connection with the Second Extension Amendment. If WWAC’s Board elects to extend the Extended Date as necessary, such holders will be issued an aggregate of approximately 56,004 additional ATI Class A ordinary shares at Closing for extending the Extended Date for an additional month, and an aggregate of approximately 112,009 additional ATI Class A ordinary shares at Closing for each of the following three months. For further details on the Second Extension Amendment and the relevant non-redemption agreements, see “WWAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

Where You Can Find Additional Information

This Current Report relates to a proposed business combination transaction among WWAC and Aeries Technology Business Accelerators Pte. Ltd. (“Aeries Technology” or “Aeries”). In connection with the Business Combination, WWAC has filed with the SEC a registration statement on Form S-4 and proxy statement/prospectus to solicit shareholder approval of the Business Combination. WWAC filed its definitive proxy statement/prospectus relating to the Business Combination with the SEC and began mailing it to shareholders on Tuesday, October 17, 2023. WWAC may also file other relevant documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF WWAC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents that are filed or will be filed with the SEC by WWAC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WWAC will be available free of charge at Worldwide Webb Acquisition Corp., 770 E Technology Way F13-16, Orem, UT 84097, attention: Chief Executive Officer.

Participants in the Solicitation

WWAC and its directors and executive officers are participants in the solicitation of proxies from the shareholders of WWAC in respect of the Business Combination. Information about WWAC’s directors and executive officers and their ownership of WWAC’s Class A ordinary shares is set forth in WWAC’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, and in WWAC’s other periodic and current reports filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus, and WWAC may also file other relevant materials with the SEC in respect of the Business Combination when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Aeries Technology and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of WWAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the proxy statement/prospectus.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain statements that are not historical facts but are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements regarding the anticipated benefits of the Business Combination, the combined company becoming a publicly listed company, the anticipated impact of the Business Combination on the combined companies’ business and future financial and operating results, and the anticipated timing of closing of the Business Combination. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the ability to complete the Business Combination within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the Business Combination or those benefits taking longer than anticipated to be realized; (iii) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WWAC’s securities; (iv) the risk that the transaction may not be completed by WWAC’s business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by WWAC; (v) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the shareholders of WWAC, the satisfaction of the minimum cash on hand condition following redemptions by the public shareholders of WWAC and the receipt of any governmental and regulatory approvals; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vii) unexpected costs or unexpected liabilities that may result from the Business Combination, whether or not consummated; (viii) the impact of COVID-19 on Aeries’ business and/or the ability of the parties to complete the Business Combination; (ix) the effect of disruption from the announcement or pendency of the transaction on Aeries’ business relationships, performance, and business generally; (x) risks that the Business Combination disrupts current plans and operations of Aeries and potential difficulties in Aeries employee retention as a result of the Business Combination; (xi) the outcome of any legal proceedings that may be instituted against Aeries or WWAC related to the Business Combination Agreement or the Business Combination; (xii) the ability to maintain the listing of WWAC’s securities on the Nasdaq Capital Market; (xiii) potential volatility in the price of WWAC’s securities due to a variety of factors, including economic conditions and the effects of these conditions on Aeries’ clients’ businesses and levels of activity, risks related to an economic downturn or recession in India, the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates, Aeries’ ability to manage growth, intense competition in IT services including those factors which may affect Aeries’ cost advantage, wage increases in India, the ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, Aeries’ ability to manage the international operations, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, changes in laws and regulations affecting Aeries’s business and changes in the combined company’s capital structure; (xiv) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Business Combination; (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) WWAC’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; and (xviii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. The forward-looking statements contained in this communication are also subject to additional risks, uncertainties, and factors, including those described in WWAC’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by WWAC from time to time. The forward-looking statements included in this communication are made only as of the date hereof. None of Aeries, WWAC or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document that WWAC may file with the SEC or send to WWAC’s shareholders in connection with the Business Combination, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

2.1	Amendment No. 3 to Business Combination Agreement, dated as of October 29, 2023

10.1	Form of Investment Agreement Amendment

10.2	Letter Agreement Amendment, dated as of October 26, 2023

10.3	Registration Rights Agreement Amendment, dated as of October 26, 2023

10.4	Form of Subscription Agreement (incorporated by reference to the Exhibit 10.1 of WWAC’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 5, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2023	WORLDWIDE WEBB ACQUISITION CORP.

	By:	/s/ Daniel S. Webb
	Name:	Daniel S. Webb
	Title:	Chief Executive Officer, Chief Financial Officer and Director